Exhibit 99

PRINCIPAL FINANCIAL GROUP® Investor Day | September 21, 2012

INTRODUCTION JOHN EGAN Vice President - Investor Relations

A non-GAAP financial measure is a numerical measure of performance, financial position, or cash flows that includes adjustments from a comparable financial measure presented in accordance with U.S. GAAP. The company uses a number of non-GAAP financial measures that management believes are useful to investors because they illustrate the performance of the company’s normal, ongoing operations which is important in understanding and evaluating the company’s financial condition and results of operations. While such measures are also consistent with measures utilized by investors to evaluate performance, they are not a substitute for U.S. GAAP financial measures. Therefore, in the back of the handouts, the company has provided reconciliations of the non-GAAP financial measures to the most directly comparable U.S. GAAP financial measure. The company adjusts U.S. GAAP financial measures for items not directly related to ongoing operations. However, it is possible that these adjusting items have occurred in the past and could recur in the future. Management also uses non-GAAP financial measures for goal setting as a basis in determining employee and senior management awards and compensation, and to evaluate performance on a basis comparable to that used by securities analysts. The company also uses a variety of other operational measures that do not have U.S. GAAP counterparts, and therefore do not fit the definition of non-GAAP financial measures. Assets under management are an example of an operational measure that is not considered a non-GAAP financial measure. 3 Use of Non-GAAP Financial Measures

Forward Looking Statements Certain statements made by the company which are not historical facts may be considered forward-looking statements, including, without limitation, statements as to operating earnings, net income available to common stockholders, net cash flows, realized and unrealized gains and losses, capital and liquidity positions, sales and earnings trends, and management's beliefs, expectations, goals and opinions. The company does not undertake to update these statements, which are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements. The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company's annual report on Form 10-K for the year ended Dec. 31, 2011, and in the company’s quarterly report on Form 10-Q for the quarter ended June 30, 2012, filed by the company with the Securities and Exchange Commission, as updated or supplemented from time to time in subsequent filings. These risks and uncertainties include, without limitation: adverse capital and credit market conditions may significantly affect the company’s ability to meet liquidity needs, access to capital and cost of capital; continued difficult conditions in the global capital markets and the economy generally; continued volatility or further declines in the equity markets; changes in interest rates or credit spreads; the company’s investment portfolio is subject to several risks that may diminish the value of its invested assets and the investment returns credited to customers; the company’s valuation of securities may include methodologies, estimations and assumptions that are subject to differing interpretations; the determination of the amount of allowances and impairments taken on the company’s investments requires estimations and assumptions that are subject to differing interpretations; gross unrealized losses may be realized or result in future impairments; competition from companies that may have greater financial resources, broader arrays of products, higher ratings and stronger financial performance; a downgrade in the company’s financial strength or credit ratings; inability to attract and retain sales representatives and develop new distribution sources; international business risks; the company’s actual experience could differ significantly from its pricing and reserving assumptions; the company’s ability to pay stockholder dividends and meet its obligations may be constrained by the limitations on dividends or distributions Iowa insurance laws impose on Principal Life; the pattern of amortizing the company’s DPAC and other actuarial balances on its universal life-type insurance contracts, participating life insurance policies and certain investment contracts may change; the company may need to fund deficiencies in its “Closed Block” assets that support participating ordinary life insurance policies that had a dividend scale in force at the time of Principal Life’s 1998 conversion into a stock life insurance company; the company’s reinsurers could default on their obligations or increase their rates; risks arising from acquisitions of businesses; changes in laws, regulations or accounting standards; a computer system failure or security breach could disrupt the company’s business, and damage its reputation; results of litigation and regulatory investigations; from time to time the company may become subject to tax audits, tax litigation or similar proceedings, and as a result it may owe additional taxes, interest and penalties in amounts that may be material; fluctuations in foreign currency exchange rates; and applicable laws and the company’s stockholder rights plan, certificate of incorporation and by-laws may discourage takeovers and business combinations that some stockholders might consider in their best interests. 4

5 Agenda Time Topic Presenter 8:00 am Introduction John Egan 8:05 am Strategy Overview Larry Zimpleman 8:40 am U.S. Businesses and Distribution Retirement & Investor Services and U.S. Insurance Solutions Q&A with Houston & Minard Dan Houston Tim Minard 9:30 am Principal Global Investors and Distribution Q&A with McCaughan Jim McCaughan 10:05 am Break 10:20 am Principal International and Distribution Q&A with Valdés & Burmeister Luis Valdés Ned Burmeister 11:00 am Investments Q&A with Lawler Julia Lawler 11:15 am Financials Terry Lillis 11:35 am Panel Q&A All presenters 12:00 pm Closing Larry Zimpleman 12:15 pm Lunch with investors & management

PFG Investment Management Plus video – compilation of bullet points from other slides within the investor day presentation.

STRATEGY OVERVIEW LARRY ZIMPLEMAN Chairman, President & CEO

A Leading Financial Services Company Fortune 500 company; 132 year history; 18.2 million customers Offices in 18 countries; 13,300 employees worldwide Full range of retirement savings, investment and insurance solutions for small to medium-sized businesses & their employees, individuals, and institutions Assets Under Management by Source $367 billion as of June 30, 2012 Retirement & Investor Services 53% Corporate 1% U.S. Insurance Solutions 5% Principal International 16% Principal Global Investors 25% Operating Earnings $976.8 million* TTM June 30, 2012 Retirement & Investor Services 55% U.S. Insurance Solutions 21% Principal International 17% Principal Global Investors 7% TTM = Trailing Twelve Months. *After-tax. Results exclude Corporate. 7

Meet retirement and employee benefit needs of growing businesses and their employees. Capitalize on unprecedented demand for financial services among Baby and Echo Boomers. Grow proven, global, multi-boutique asset management model for institutional markets and clients. Extend retirement and long-term asset accumulation expertise in key emerging markets with fast growing middle classes and retirement assets. CORE TRENDS REMAIN Globally Competitive Employers Aging Populations Fiscally Constrained Governments ERA OF PERSONAL RESPONSIBILITY Our Strategy is Well Suited for the Current Environment 8

Underpenetrated SMB Benefits Markets in U.S. < 0.2% Large Businesses 6.16 million Total U.S. Businesses Investment and Protection Needs million million million Baby Boomers Echo Boomers Total U.S. Workforce *Wealth Transfer: Sizing, Trends & Opportunities, Cerulli Associates, 2008 9 Source: U.S. Census Bureau; Retirement Research Inc. 2010 ; U.S. Bureau of Labor Statistics 07/12 Nearly $40 trillion to pass from “Greatest Generation” and “Baby Boomers” to Gen X&Y in next 25 years* SMB= small to medium sized businesses. Source: Office of Advocacy, U.S. Small Business Administration

Each = 1 billion people World Population 1960 2012 2022E 10 Explosive growth of middle class 50 households join the middle class each minute.* *Boston Consulting Group, November 2010

11 Skyrocketing Demand in Emerging Markets for Innovative Savings, Retirement and Income Solutions Strong foothold before middle class growth began1 1990 2000 2010 2020 The Principal enters key markets Retirement and mutual fund assets under management in emerging markets expected to grow 4-5x faster than U.S. in the next 20 years.2 1United Nations, World Bank, Surjit S. Bhalia, Second Among Equals: The Middle Class Kingdoms of India and China 2Credit Suisse Emerging Markets Equity Research, Sept. 2010

Protect assets Invest PRINCIPAL INTERNATIONAL Savings and retirement solutions in select emerging markets to save for the long term and invest for growth U.S. INSURANCE SOLUTIONS Protect assets, income and financial security of business owners and individuals RETIREMENT & INVESTOR SERVICES Full range of retirement solutions and services to save for the long term and invest for growth Save for long term PRINCIPAL GLOBAL INVESTORS Investment management capabilities to Principal businesses and institutional investors through a network of specialized boutique asset managers 12 Our Growth Continues with the Right Strategy

Specialists in retirement solutions across market segments Long-term savings, investing for growth, and retirement income solutions for growing businesses and individuals – from hire through retire Unmatched local sales, service and alliance partners Innovative technology to enhance customer experience Retirement & Investor Services 13

Business owner & key executive solutions specialists Protect the income and financial security of business owners and individuals Focus on worksite solutions & voluntary benefits Advisor focused model U.S. Insurance Solutions 14

 Top tier investment management expertise Proven multi-boutique model provides diverse solutions: Equities Fixed Income Real Estate Asset Allocation Expertise Global platform for investing and working with clients 15 Principal Global Investors Provides investment management capabilities to Principal businesses and institutional investors through a network of specialized boutique asset managers

Principal International Export expertise to select emerging markets Marquee partners Retirement solutions, mutual funds, annuities, and asset management Offers long-term savings and retirement solutions in select Latin American and Asian emerging markets 16

Business Owner Solutions Life Insurance Group Benefits (Dental/ Vision/Disability) Voluntary Programs DB/DC Mutual Funds Income Solutions Annuities GICs/MTNs Mandatory Pensions Voluntary Programs Mutual Funds Income Annuities Multi-Boutique Model | Global Depth & Breadth in Asset Classes 17

TRS: Non-Qual ESOP SMB Market Export retirement expertise Export asset allocation expertise Shared knowledge Asset & Liability Mgmt General Acct Mgmt Investments for retirement. savings and income Global investment capabilities; Asset mgmt best practices 18

TRS: Non-Qual ESOP SMB Market Export retirement expertise Export asset allocation expertise Shared knowledge Asset & Liability Mgmt General Acct Mgmt Investments for retirement. savings and income Global investment capabilities; Asset mgmt best practices 19 ALLIANCE MANAGEMENT GROUP | MARQUEE PARTNERS Business Owner Solutions Life Insurance Group Benefits (Dental/ Vision/Disability) Voluntary Programs DB/DC Mutual Funds Income Solutions Annuities GICs/MTNs Mandatory Pensions Voluntary Programs Mutual Funds Income Annuities Multi-Boutique Model | Global Depth & Breadth in Asset Classes

STRATEGIC LINKAGES DRIVE SYNERGIES GREATER EFFICIENCY MORE FEE-BASED EARNINGS BETTER PERSISTENCY TRS: Non-Qual ESOP SMB Market Export retirement expertise Export asset allocation expertise Shared knowledge Asset/liability mgmt; General acct mgmt Investments for retirement, savings and income Global investment capabilities; Asset mgmt best practices 20 ALLIANCE MANAGEMENT GROUP | MARQUEE PARTNERS Business Owner Solutions Life Insurance Group Benefits (Dental/ Vision/Disability) Voluntary Programs DB/DC Mutual Funds Income Solutions Annuities GICs/MTNs Mandatory Pensions Voluntary Programs Mutual Funds Income Annuities Multi-Boutique Model | Global Depth & Breadth in Asset Classes

INVESTMENT MANAGEMENT + (1) Excludes discontinued operations. (2) Diluted. (3) Operating return on average equity excluding other comprehensive income, based on trailing 12 month period. 2001 2011 CAGR (’01-’11) 1H11 1H12 % Change Operating Earnings(1) ($M) $433 $844 7% $449 $429 -4% Earnings Per Share(2) $1.20 $2.66 8% $1.39 $1.42 2% Assets Under Management ($B) $98 $335 13% $336 $367 9% ROE (TTM)(3) 6.9% 10.2% +330 bps 10.2% 9.8% -40 bps Book Value Per Share (x-OCI) $17.81 $27.29 4% $27.08 $28.18 4% S&P 500 1,148 1,258 1% 1,321 1,362 3% 21

OPERATING EARNINGS 2001 2012E 2017E Continuing Evolution of Our Business Model 22 Fee Spread Risk

Deploying More Capital Than Net Income Our business mix is generating more deployable capital $ millions On target to deploy an additional $245-$345 million 23 Dividend Acquistion Share Repurchase Net Income

Acquisition Opportunities Recent activity focused on increasing global footprint Origin, Finisterre, HSBC AFORE, Claritas Continued focus on global and fee-based opportunities Robust acquisition pipeline of attractive and accretive properties Global economic slowdown providing opportunities Excess capital and strong balance sheet provide financial strength and flexibility 24

 Retirement market leader in the U.S. and select emerging markets Recognized global asset management leader Synergy adds value to diverse portfolio Increasing financial flexibility RETIREMENT + INVESTOR SERVICES U.S INSURANCE SOLUTIONS PRINICIPAL GLOBAL INVESTORS PRINCIPAL INTERNATIONAL Full range of retirement solutions to save for the long term Insurance solutions to protect assets for business owners, employees and individuals Global asset management expertise for The Principal and institutional investors Long-term savings and retirement solutions in select emerging markets Enduring core values Experienced management team Strong distribution Operate, execute, adapt and advance Well Positioned for Long-Term Growth 25

U.S. BUSINESSES DAN HOUSTON President Retirement, Insurance and Financial Services Retirement & Investor Services | U.S. Insurance Solutions

Agenda Overview of U.S. businesses Key differentiators Underpenetrated Small to Medium-sized Businesses (SMB) Innovative solutions Unique distribution model Impact of macro-economic environment Key drivers

#2 Non-qualified Deferred Compensation plans4 #4 Group Benefit coverages5 #3 IDI new sale premium6 28 U.S. Businesses Overview U.S. INSURANCE SOLUTIONS Protect assets, income and financial security of business owners and individuals RETIREMENT & INVESTOR SERVICES Full range of retirement solutions and services to save for the long term and invest for growth Protect assets Invest Save for long term #3 Defined Contribution1 #1 Defined Benefits2 #1 ESOP1 #5 Manager of Lifecycle Funds3 1PLANSPONSOR Recordkeeping Survey 6/12 (recordkeeper by plans); 2PLANSPONSOR DB Admin Survey 4/12 (by clients); 3Lifecycle Funds Study, FRC 06/12; 42011 PLANSPONSOR NQDC Buyer’s Guide (by clients); 5LIMRA 2010 surveys: Non-med & Individual Disability Insurance (IDI) rank based on in-force coverages; 62011 LIMRA data of non-cancelable annualized new sale premium.

Solid Results in Challenging Environment 2008 2009 2010 2011 1H12 Net Revenue* $2,088M $1,823M $1,997M $2,078M $1,073M Operating Earnings $519M $480M $543M $563M $285M Expense Ratio** 74% 69% 64% 64% 67% Retirement & Investor Services *Operating revenue less benefits, claims & settlement expenses less dividends to policyholders. **Operating expenses excluding DAC capitalizations and amortization divided by net revenue. 29

Solid Results in Challenging Environment 2008 2009 2010 2011 1H12 Premium & Fees $2,249M $2,185M $2,143M $2,250M $1,105M Operating Earnings $188M $188M $198M $204M $100M Specialty Benefits Loss Ratio 67.0% 67.9% 68.8% 68.5% 68.5% U.S. Insurance Solutions 30

Vision For U.S. Businesses: Be a Recognized Leader in 3 Key Areas HELPING GROWING BUSINESSES ATTRACT & RETAIN EMPLOYEES Integrated retirement solutions Employer-paid group benefits Voluntary benefits SOLUTIONS FOR THOSE NEARING AND IN RETIREMENT Retirement readiness Retirement income Needs-driven investment strategies BUSINESS OWNER AND EXECUTIVE SOLUTIONS Business protection Exit planning and wealth transfer Income protection

Meeting the Growing Demand for Financial Services 1946 - 1964 1978 - 2000 “Boomers” “Echo Boomers” Source: U.S. Census Bureau MILLION MILLION

Keys to Growth & Differentiation INDUSTRY LEADERSHIP

SMB Focus: Underpenetrated Markets Present Growth Opportunity Sources: 401(k) and NQ – Retirement Research, Inc., 2009; Dental – Kaiser Family Foundation Employer Health Benefits, 2010; Long-Term Disability, MarketTrends LIMRA’s Factbook, 2011

SOURCE: Principal customer data as of 6/30/12; Economy.com (Moody’s) Annual Firm Estimates. SMB Leadership: U.S. Businesses SMB Market Penetration

Principal Total Retirement Suite SM (TRS) Defined Benefit #1 DB provider1 (by # of DB clients) Defined Contribution #3 DC plan recordkeeper2 (by # of plans) Employee Stock Ownership Plan #1 ESOP plan recordkeeper2 (by # of plans & assets) Nonqualified Plans #2 Deferred Comp provider3 (by # of clients) Source: PLAN SPONSOR magazine -- 1 DB Administration Survey 04/12; 2Recordkeeping Survey 06/12; 3Deferred Compensation Buyer’s Guide 12/11 Retirement Readiness Innovative Solutions: Better Retirement Programs Lead to Better Outcomes $3,018 $4,030 Your income goal is $4,019 per month You are here You could be here —Your Goal

TOP SELLING FUNDS 2011 Global Diversified Income $1.7B High Yield $1.6B Preferred $1.4B Strategic Asset Management $1.0B Mid-cap Blend $0.8B TOTAL FOR TOP 5 $6.5B ASSET ALLOCATION LEADERSHIP #5 largest lifecycle fund manager* Target date & target risk Multi-manager solutions Portfolio construction strategies: *Based on $29.2B in assets FRC 6/30/12 Lifecycle Report Innovative Solutions: Needs-Driven Investment Solutions Broad and unique asset allocation strategies 37

Strong Investment Performance Continues Morningstar rankings of long-term Principal mutual funds, separate accounts and CITs Percentage of funds in the top two quartiles Represents $100 billion assets under management of which 75% is managed by PGI boutiques Principal “I” shares , if no “I” share class then “A” share class; Separate accounts use “R6” rate level; Includes Principal mutual funds, separate accounts and collective investment trusts (CITs); Excludes money market, stable value and U.S. Property GOAL: ABOVE 60%

Full Service Accumulation Net cash flows as % of beginning of year assets 2006-2011. Sources of industry data: 401(k) industry – Department of Labor & Cerulli Associates, 2011 (for 2011, industry 401k is an estimate); Funds – ICI (reflects all long-term mutual fund net flows, including variable contract mutual funds) Principal Funds Net Cash Flow Outpacing the Industry 39

Innovative Solutions: Solving Income Needs ACCUMULATION OUR APPROACH: Education Planning assistance (RetireSecure®) Full array of options Innovative solutions MULTI-PRODUCT SOLUTION SET “Through Retirement” Lifecycle Funds Mutual Funds that: Generate income Preserve capital Protect against inflation Address market volatility Annuities to provide: Fixed returns Guaranteed income Protection against volatility Bank products Full Service Payout Defined Benefit plan terminations RETIREMENT INCOME

Innovative Solutions: Solving Protection Needs GROUP BENEFITS DISABILITY INSURANCE LIFE INSURANCE Business market: 60% of sales Dental Life Disability Vision Voluntary Wellness SPECIALTY BENEFITS Business Owner & Executives Employer Individual Business Owner & Executives Non-qualified Individual Business market: 50% of sales

Broader Deeper More productive More solutions 3.25 products per platform (Top 20) Alliance penetration access to 75,000 new advisors since 2003 21 alliances produced $100M+ in sales in 2011 more than doubling since 2007 Multi-channel, Multi-product Distribution 42 Sales staff 560 Service & sales support 600 Career agents 1,000 Career support staff 290 Total 2,450 EXPANSIVE LOCAL NETWORK

INVEST PROTECT ASSETS SAVE FOR LONG TERM Employee Stock Ownership Plans Non-Qualified Defined Contribution Disability Insurance Wellness How Our Businesses Fit Together Mutual Funds Personal Retirement Accounts Annuities Bank Products Individual Life Group Benefits Defined Benefit

CASE STUDY MIDWEST CONSULTING FIRM, 70 EMPLOYEES $13 MILLION IN ANNUAL REVENUES NEEDED TO ADDRESS KEY ISSUES NOT COVERED IN BUY-SELL AGREEMENT WHY PRINCIPAL WON: Breadth of protection and retirement solutions Deep consulting expertise Unique offerings Strong relationships Solutions, Consulting Expertise and Collaboration Wins Business 44

CASE STUDY LEADING HEALTHCARE SYSTEM OVER 10,000 EMPLOYEES ATTRACT & RETAIN: MISSION CRITICAL WHY PRINCIPAL WON: Leadership across pillars of retirement Breadth of voluntary and employer-paid protection solutions Deep consulting expertise Strong advisor relationships Worksite education model Ability to build best in class employee benefits programs Solutions, Consulting Expertise and Collaboration Wins Business 45

Macro-economic Factors Pressuring Revenue SOME PRESSURES PERSIST: Stagnant job growth Slow wage inflation Low interest rates Subdued small business optimism WHILE SOME ARE BEGINNING TO ABATE Stabilizing employment Fewer plan terminations More new plan formations Recurring deposits growing again 46

Specialty Benefits Premium & Fees % Change year over year Signs of Recovering Economy But Still Lagging Pre-crisis Levels 47 Full Service Accumulation Recurring Deposits % Change year over year

FSA Revenue Drivers Business mix Less general account, more ESOP, greater use of non-proprietary & passive options Less separate account reduces dividends received deduction Market environment Lower growth in recurring deposits (unemployment, reduced matches, lower wage inflation) Plan terminations, fewer start-up plans Growth, Retention and Efficiency Pressure on fee growth Strategic investments: functionality, distribution, consulting and scale FACTORS IMPACTING REVENUE METRICS:

Retirement & Investor Services KEY DRIVERS Grow leadership position in retirement, savings, and income management. 2010 2011 6/30/12 5 Year Outlook Net revenue* growth rate 12% 5% 0% 6-8% Pre-tax return on net revenue 31% 31% 30% 28-32% ACCUMULATION GUARANTEED Net revenue growth rate (12)% (9)% (10)% 6-8% Pre-tax return on net revenue 73% 78% 78% 75-80% *Net revenue = Operating revenues less benefits, claims and settlement expenses less dividends to policyholders Pressure on fees impacting net revenue growth Maintaining return on revenue margin is a key focus

U.S. Insurance Solutions KEY DRIVERS Grow leadership position in helping businesses and individuals protect against the risks that can derail financial security. 2010 2011 6/30/12 5 Year Outlook Individual Life Premium and fees growth rate 1% 3% (3)% 4.8% Pre-tax operating margin 18% 18% 20% 16-21% Premium and fees growth rate (4)% 6% 5% 8-10% Loss ratio 67.2% 66.2% 68.3% 65-71% Pre-tax operating margin 11% 10% 9% 8-12% Operating margin = operating earnings / premium and fees Premium and fee growth impacted by economic headwinds Stable loss ratios continue Maintaining margins is a key focus

Key U.S. Business Takeaways Fundamentals remain strong Attracting and retaining business Capitalizing on SMB leadership Differentiating through innovative solutions Enhancing distribution – broader, deeper and more productive Delivering top-tier investment performance Continuing to invest in businesses Long-term outlook continues to improve for: Net revenue growth Generation of deployable capital

U.S. DISTRIBUTION TIM MINARD Senior Vice President – U.S. Distribution

Advisor-centric Distribution Model Disciplined execution around proprietary and 3rd party distribution Broader Deeper More productive Focus on growing net revenue & premium Differentiation with advisors and clients Grow advisor market share 53

Broad and Deep Approach Provides More Ways To Win MARKETS NEEDS SOLUTIONS Large employers Small to Medium-sized businesses Business owners Individuals Accumulation Retirement Income Protection Principal Total Retirement SuiteSM Business owner & executive solutions Portfolio construction strategies Retail/Group insurance

U.S. Distribution Overview PRINCIPAL CONNECTION 70 counselors with focus on education CAREER 1,000 agents Sell all products Career places 80-85% of sales within The Principal family products BANKS INSURANCE-ORIENTED INVESTMENT-ORIENTED Wirehouses Regional Broker/Dealers Planners Insurance Producers Banks Broker/ Dealers Marketers THIRD PARTY PROPRIETARY ALLIANCE MANAGEMENT GROUP (AMG) Select 3rd party distributors with dedicated support STRENGTHENS RELATIONSHIPS AND FUELS SALES GROWTH All supported by DEDICATED SERVICE TEAMS providing education, training, counseling and retention 11 WHOLESALE CHANNELS Group Benefits Retirement Investment Solutions Annuities NQDC Disability Insurance Retail Life AMG Worksite ESOP Wellness

Retirement & Investor Services Sales Remain Strong 56 2007 2009 2011 1H12 Full Service Accumulation $9.5B $5.0B $8.4B $5.5B Alliances, Total Retirement Suite and TPA drive strong post-crisis rebound Principal Funds $8.8B $7.7B $11.2B $7.0B Advisor channel, DCIO and outcome-oriented solutions drive continued strong sales growth Individual Annuities $3.5B $2.1B $1.6B $1.1B Solid breadth & depth of distribution

U.S. Insurance Solutions Sales Remain Strong 57 2007 2009 2011 1H12 Individual Life $196M $136M $186M $94M 2007 record sales for non-qualified and retail Group Benefits $233M $208M $238M $112M Voluntary sales remain strong Disability Insurance $35M $34M $47M $24M The Principal is the only non-cancellable IDI carrier whose sales are up since 2008

Distribution Focus Sales goals aligned with business objectives Small to medium-sized businesses Principal Total Retirement SuiteSM Third party administrators Proprietary investment options Sales and service efforts align with net revenue and premium Highly efficient/productive advisors Expect 2013 sales mix to have higher net revenue 58

Product Solutions Franchise strength Distribution Evolution: Leveraging Franchise Strength Non-profit Employer Stock Ownership Plan (ESOP) Non-qualified (NQ) Mutual Funds Life insurance Disability insurance Group Benefits Worksite Business Owner & Executive Solutions (BOES) Principal Total Retirement SuiteSM (TRS) Portfolio Construction Strategies E-Benefits Edge (technology and enrollment capabilities) Local presence Advisor growth Multi solutions Distribution analytics 59

Key Differentiators Drive Growth Local Presence Disciplined Execution Advisor Growth Leverage Franchise 60

National Presence with Local Employees OUR VALUE TO ADVISORS: Solutions-based selling Point of sale support Ongoing service and education support Pipeline development Practice management Advisor education 121 Total Offices Co-Located (RIS/USIS) (40) USIS (Life/SBD/Wellness) (56) RIS/Funds (14) PGI (11) NOTE: Approximate view as of March 2012. Check www.principal.com for actual locations.

RIS USIS Total Market: $25 Trillion** $158 Billion*** % of Marketplace controlled by advisors: 64% 95%** # of Advisors The Principal sold business with in 2011: 39,000 10,000 # of Advisors The Principal expects to sell business with in 2017: 64,000 15,000 Advisor-controlled Market is a Significant Growth Opportunity **Source: Cerulli Amount of assets invested in plans Investable assets – household investments ***Source: LIMRA Inforce Life Group Benefits and IDI Premium Represents underpenetrated markets *Source: Discovery Database TOTAL FINRA LICENSED ADVISORS = 350,000+ Registered Advisors*

Agreed upon business plans and goals Marketing initiatives Cross product collaboration Dedicated resources (Directors of Business Development) Leverage Strategic Partnerships to Grow Advisors Alliance Management Group (AMG) Competitive Advantages Alliance Partners employ 30% of advisors Advisor Count % of PFG strategic advisors through AMG

Disciplined Execution Leads to Multi-product Relationships

Alliance Partners THEN	Alliance Partners NOW	6/30/12 AUM
Regional Broker-Dealer (2001) • Full Service Accumulation (FSA)	FSA, Retail Funds, Annuities, Life – NQDC	**$2.4B**
Insurance Producer (2002) • Group Benefits • Individual Disability Insurance	FSA, Retail Funds, Life – NQDC, Retail Life, Specialty Benefits	**$2.9B**
Wirehouse (2003) • 403(b)	FSA, SMA, Retail Funds, Life – NQDC	**$6.2B**
Wirehouse (2007) • Mutual Funds	FSA, Retail Funds, SMA, Investment Only Funds, Life – NQDC	**$5.2B**

NQDC = non-qualified deferred compensation; SMA = separately managed account

INVESTMENT MANAGEMENT +
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U.S. DISTRIBUTION INVESTOR DAY 2012
Principal Financial Group

Broad and Deep Distribution Proprietary provides foundation; 3rd party provides accelerated growth Product Line New Sales 1st 2nd 3rd Top 3 represent NQ Life Career 33% Retail Life Career 55% Individual Disability Career 13% Group Benefits 9% Fixed Annuities Fidelity Career 43% Variable Annuities Career Principal Connection 100% Mutual Funds Career 40% FSA – New Sales Assets Career 22% FSA – New Sales Case Counts Career 28% Rankings and percentages as of 12/31/2011 65

NEW MARKETS + NEW RELATIONSHIPS + DISCIPLINED EXECUTION = ACCELERATED GROWTH Our Distribution Model Drives Growth 66

3rd Party Sales of Principal Funds (DC Investment Only & Retail) Putting Principal Funds on other investment platforms Initiated strategy after Washington Mutual Advisors acquisition More avenues to sell our strong investment performance NEW MARKETS + NEW RELATIONSHIPS + DISCIPLINED EXECUTION = ACCELERATED GROWTH

Third Party Administrators (TPA) TPA provides us: Entry into unbundled market More focus on smaller plan market Access to more advisors Benefits to TPA Provide support/education Easy to do business with Great solutions including Principal Total Retirement SuiteSM NEW MARKETS + NEW RELATIONSHIPS + DISCIPLINED EXECUTION = ACCELERATED GROWTH

Adding Alliance Partnerships: Edward Jones Edward Jones gives us: Access to 12,000 advisors Ability to grow multiple products Benefits to Edward Jones: New Disability, Retirement and Mutual Fund solutions Strong investment performance Dedicated alliance partner support Relationship effective April 2012 $2.0 Billion in created pipeline in the first 4 months of relationship NEW MARKETS + NEW RELATIONSHIPS + DISCIPLINED EXECUTION = ACCELERATED GROWTH

 2Q11 2Q12 BRAMCO gives us: Access to 2,500 producing advisors Leading life brokerage distribution Adding Alliance Partnerships: BRAMCO Benefits to BRAMCO: New Disability and Life products Business owner & executive solutions (BOES) Dedicated alliance partner support Year over year sales double Relationship effective January 2011 NEW MARKETS + NEW RELATIONSHIPS + DISCIPLINED EXECUTION = ACCELERATED GROWTH

Advisor-centric Distribution Model Disciplined execution around proprietary and 3rd party distribution Broader Deeper More productive Focus on growing net revenue & premium Grow advisor market share Positioned to capitalize on our solutions-based approach Further leverage the franchise power 71

Q&A with DAN HOUSTON & TIM MINARD

PRINCIPAL GLOBAL INVESTORS JIM McCAUGHAN President Principal Global Investors

Keys to Our Growth Top-tier manager for retirement and other long-term strategies Serve all business of The Principal with suitable investment capabilities Proven multi-boutique operating approach Broad range of capabilities aligned to changing investor needs Global reach to facilitate investing and working with clients 74

Principal Global Investors Assets Under Management $244B By Asset Class As of June 30, 2012 1This list is derived from the Pensions & Investments “P & I 1,000” dated 02/06/12 compared to our internal records as of 12/31/11.2 This list is derived from the “P&I/Towers Watson World 300: The Largest Retirement Funds” report on the largest pension plans dated 09/05/11 compared to our internal records as of 12/31/11. 3Represents locations for Principal Global Investors, including all advisory affiliates and subsidiaries, and Principal International affiliates. Serve clients in nearly 60 countries, including several major central banks and sovereign wealth funds Manages assets for 14 of the 25 largest U.S. retirement plans1 and 10 of the 25 largest world retirement funds2 Manages: 56% of Full Service Accumulation assets, 91% of Principal Funds assets, and 100% of Principal Life general account assets More than 20 office locations worldwide3 19% of assets under management are non-U.S. based Long-standing commitment to corporate stewardship Diversified Global Asset Manager 75

Proven Track Record

		2008	2009	2010	2011	1H12
AUM	Total	$190.0B	$205.3B	$220.1B	$227.8B	$243.9B
	Unaffiliated	$70.3B	$73.8B	$78.8B	$82.5B	$92.4B
NET CASH FLOW	Total	$3.3B	$(7.7)B	$(7.0)B	$(1.8)B	$6.6B
	Unaffiliated	$1.2B	$(2.9)B	$(3.0)B	$(2.5)B	$5.4B
	Operating Earnings	$94M	$38M	$59M	$74M	$34M

INVESTMENT MANAGEMENT +

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PRINCIPAL GLOBAL INVESTORS
INVESTOR DAY 2012

Principal Financial Group

Our Current Boutiques (AUM as of 06/30/2012) Principal Global Equities $48.3B PGI Fixed Income $70.8B Private Real Estate $28.6B CMBS $5.2B Origin Asset Management $2.9B Edge Asset Management $13.9B Fixed Income Equities REITs $4.0B Principal Enterprise Capital $3.8B CIMB – Principal Islamic Asset Mgmt $844M ** * Responsible for allocation decision-making and implementation across a range of products and client portfolios, and for providing macro economic perspectives to guide allocations. ** $280M is sub-advised by Principal Global Investors Equities and included within the $48.3B Equities AUM shown above. Morley Financial Services $17.2B Spectrum Asset Management $13.9B Macro Currency Group $8.6B Post Advisory Group $9.4B Multi-Asset Advisors $132M* Real Estate Alternatives/Asset Allocation Finisterre Capital $1.6B Columbus Circle Investors $15.2B 77

Strong Investment Performance Continues Morningstar rankings of long-term Principal mutual funds, separate accounts and CITs Percentage of funds in the top two quartiles Represents $100 billion of AUM of which 75% is managed by PGI boutiques Principal “I” shares , if no “I” share class then “A” share class; Separate accounts use “R6” rate level; Includes Principal mutual funds, separate accounts and collective investment trusts (CITs); Excludes money market, stable value and U.S. Property GOAL: ABOVE 60% 78

Changing Investor Needs Boutiques win satellite mandates Demand for cheap Beta Moving to passive 79

Globally Integrated Investment Capabilities Illustrates locations for Principal Global Investors, including all advisory affiliates and subsidiaries, and Principal International affiliates. CURRENT BOUTIQUE FOOTPRINT SUPPORTS GLOBAL GROWTH 80 Principal Global Investors Boutique Investment locations Sales & service offices Principal International offices

Strong Multi-channel Distribution Drives Boutique Success PGI Institutional Distribution (Sales, relationship management, consultant relations) U.S. – Corporate, Public, Foundations & Endowments International – Corporate, Sovereign funds, Central banks Strategic Alliances Banco do Brasil CCB (China) CIMB (Malaysia) Integra (Canada) Nippon Life (Japan) Principal Distribution Support Retirement and Investor Services through affiliate distribution Collaborate with Principal International distribution PGI Third-party Distribution U.S. – Separately Managed Accounts, Alternatives International – Dublin Funds, Australian Funds 81

Generalist/Specialist Sales Team Approach Partnerships with clients Know their objectives Investment expertise Value-added solutions GENERALIST SALES PROFESSIONAL BOUTIQUE PRODUCT SPECIALIST PRINCIPAL AS TRUSTED ADVISOR TO CLIENTS First call is Principal 82

180% AUM growth in 2 years* GLOBAL DISTRIBUTION RIGHT FUNDS STRONG PERFORMANCE * Covers the period from June 2010 through June 2012. 83 Important “shop window” for PGI-managed capabilities Flexible product development platform Expands our reach into key segments globally Principal Global Investors Dublin Funds Dublin Funds Total AUM

Growing Acquisitions Global distribution grows AUM, revenues and earnings Spectrum Asset Management acquired in 2001 with $1.0B AUM 2002 2011 CAGR AUM ($B) $6.1 $13.3 9% Revenue ($M) $9.3 $35.4 14% Pre-tax OE ($M) $2.9 $8.0 11% AUM sourced by Principal 9% 68% 2005 2011 CAGR AUM ($B) $5.9 $15.3 21% Revenue ($M) $21.5 $94.0 28% Pre-tax OE ($M) $(1.9)* $17.9 63%** AUM sourced by Principal 31% 26% Columbus Circle Investors acquired in 2005 with $3.9B AUM * Reflects impact of transaction expenses in 2005. ** Calculated from 2006 when OE was positive. 84

Global/Emerging Markets FIXED INCOME EQUITIES Global/Emerging Markets/U.S. REAL ESTATE International ALTERNATIVES Hedge Fund of Funds, Infrastructure, Real Assets Advancing Our Acquisition Strategy SUPPORT PRINCIPAL STRATEGY INVESTMENT PROCESS DIVERSIFICATION | CAPACITY EXPANSION | GLOBALIZE FOOTPRINT 85

Principal Global Investors World-class investment management services KEY DRIVERS 2010 2011 6/30/12 TTM 5 Year Outlook Investment Boutiques 12 14 14 20+ AUM $220B $228B $244B $400B (25-35% Non-U.S.) Revenue growth rate 10% 13% 10% 14-17% Pretax margin 20% 21% 20% 30%+ Strong growth but slower than 2010 investor day projection Slower margin improvement due to market headwinds 86

Q&A with JIM McCAUGHAN

BREAK

LUIS VALDÉS President Principal International

Principal International Strategy 90 Capitalize on large and growing middle class in key emerging Latin America and Asia markets by delivering pension, mutual fund and asset management expertise and solutions.

Mexico (1993) Annuities, Mutual Funds, Pensions AUM of $9.9B Wholly owned Chile (1995) Annuities, Mutual Funds, Pensions AUM of $5.2B Wholly owned Brazil (1999) Annuities, Pensions, Mutual Funds, Asset Management Brasilprev – a 25% owned joint venture with Banco do Brasil AUM of $30.6B Claritas – 60% indirectly owned mutual fund company AUM of $1.7B India (2000) Asset Management, Mutual Funds AUM of $0.6B 65% owned joint venture with Punjab National and Vijaya Banks Malaysia (2003) Conventional & Islamic Asset Management, Mutual Funds AUM of $8.7B CIMB-Principal – 40% owned joint venture with CIMB Group China (2005) Asset Management, Mutual Funds AUM of $8.3B CCB-Principal – a 25% owned joint venture with China Construction Bank Singapore (2006) Asset Management AUM of $0.3M Wholly owned subsidiary of Malaysian JV Thailand (2010) Asset Management, Mutual Funds AUM of $0.7B Wholly owned subsidiary of Malaysian JV Indonesia (2007) Asset Management, Mutual Funds AUM of $0.2B Wholly owned subsidiary of Malaysian JV Hong Kong (1996) Asset Management, Mutual Funds, Pensions AUM of $2.7B Wholly owned AUM as of 6/30/2012 Principal International 91

 Principal International More than 8 million customers $60.3 billion assets under management $78.7 million operating earnings $4.6 billion net cash flow $180.7 million net revenue YTD as of 6/30/2012 (reported) 92

Our Markets and Product Offering Pensions Mutual Funds Asset Mgmt Annuities Brazil Chile Mexico China Hong Kong India Malaysia/SE Asia = Where we have a product offering today Targeted Markets + + + = Targeted expansion = 10% of market share or Top 25% s = New market entry since 2010 Investor Day 93

Why Emerging Markets? GROWTH! Annual GDP Growth ( in 2011) Brazil 2.7% Chile 6.0% Mexico 3.9% China 9.2% Hong Kong 5.0% India 7.8% Malaysia 5.2% U.S. 1.7% Mutual Fund AUM 2011-2016E CAGR Brazil 12.8% Chile 16.4% Mexico 14.2% China 12.5% Hong Kong 9.2% India 10.7% Malaysia 14.5% U.S. 6.1% Sources: Cerulli Associates, World Bank, CIA World Fact Book Population Brazil 205.7M Chile 17.0M Mexico 114.9M China 1,300M Hong Kong 7.1M India 1,200M Malaysia 29.1M U.S. 313.8M PI LatAm market population: 337.7M PI Asia market population: 3,500M 94

We’re in the Right Countries 1990 US$ trn 1 U.S. 5.8 2 Japan 3.0 3 Germany 1.5 4 France 1.2 5 Italy 1.1 6 UK 1.0 7 Canada 0.6 8 Spain 0.5 9 Brazil 0.5 10 China 0.4 2000 US$ trn U.S. 10.0 Japan 4.7 Germany 1.9 UK 1.5 France 1.3 China 1.2 Italy 1.1 Canada 0.7 Brazil 0.6 Mexico 0.6 2010 US$ trn U.S. 14.6 China 5.9 Japan 5.6 Germany 3.3 France 2.6 UK 2.3 Italy 2.0 Brazil 2.0 Canada 1.6 Russia 1.5 2020E US$ trn China 24.6 U.S. 23.3 India 9.6 Japan 6.0 Brazil 5.1 Germany 5.0 France 3.9 Russia 3.5 UK 3.4 Indonesia 3.2 2030E US$ trn China 73.5 U.S. 38.2 India 30.3 Brazil 12.2 Indonesia 9.3 Japan 8.4 Germany 8.2 Mexico 6.6 France 6.4 UK 5.6 SOURCE: IMF, Standard Chartered Research. TEN LARGEST ECONOMIES BY DECADE 95 Current Principal International locations: Asia Latin America

Proven Track Record 96 2008 2009 2010 2011 1H12 AUM* $23.1B $34.6B $45.8B $52.8B $60.3B Net Cash Flow $1.0B $3.2B $4.7B $5.5B $4.6B Operating Earnings $120M $115M $133M $150M $79M *CCB Principal Asset Management Company, LTD is not included in AUM.

Gain scale and add capabilities in pensions, mutual funds and asset management in Latin American and Asian emerging markets Principal International *Combined basis includes all Principal International companies at 100% **Net cash flow as a percent of beginning of year assets under management 2010 2011 6/30/12 TTM 5 Year Outlook Combined* net revenue growth rate 27% 35% 20% 15-20% Combined pre-tax return on net revenue 51% 54% 57% 55-60% Combined return on net revenue 34% 36% 38% 35-40% AUM $45.8B $52.8B $60.3B $160+B Net cash flow** 14% 12% 13% 8-10% % of Principal operating earnings 17% 18% 17% 20-25% KEY DRIVERS Strong growth continues, becoming a bigger piece of Principal 97

NED BURMEISTER Senior Vice President & Chief Operating Officer Principal International

Three “P’s” of Principal International Distribution 99 PARTNERSHIP Principal has co-ownership of business

100 PROPRIETARY Distribution owned and managed by The Principal Three “P’s” of Principal International Distribution

101 PLATFORM Our products sold on platforms of other financial institutions Three “P’s” of Principal International Distribution

Principal International Distribution at a Glance 102 PARTNERSHIPS 46% PROPRIETARY 26% PLATFORMS 28%

Example: Brasilprev 23-year agreement in place (began in 2009) Exclusively selling Principal products 94% penetration in Banco do Brasil’s retail branches Total 2012 retail sales of approximately USD$3.5 Billion Principal has co-ownership of business Partnerships 103 Brazil Chile Mexico China Hong Kong India Malaysia/SE Asia Partnerships’ Share of Total Country Sales 100% As of 7/31/12

Strategic Partnerships Joint Venture Partner Partner’s Industry Ranking Partner’s Distribution Reach JV Customer Count8 (% relative to partner’s customer base) Banco do Brasil Largest bank in Latin America1 5,140 branches9; 55.5 million customers2 2.6 million (4.7%) 2nd largest commercial bank in world1 13,630 branches7; 2.3 million business accounts; 292 million retail customers3 1.3 million (0.5%) 5th largest financial services provider in Southeast Asia4 1,100 branches; 13 million retail customers5 0.5 million (3.8%) 2nd largest public sector bank in India6 6,350 branches7; 60 million retail customers6 0.9 million (1.5%) SOURCE: 1Global Finance 2011; 2Banco do Brasil, 06/30/11; 3CCB 2010 annual report – customers based on retail debit cards; 4Bloomberg; 5CIMB Group mid-year report, 06/30/11, 6Pnbindia.in; 710k – as of 12/31/11, 8 as of 6/30/12 (rounded), 9as of 9/30/11 104

Why Partner with The Principal? 105 Retirement expertise Product design Operational efficiency Differentiating customer service Committed for the long term and financially strong Proven partnership skills and not in competition Emphasis on integrity and ethical behavior

Example: CWA in Malaysia Our 5,200 person agency force Second largest mutual fund sales force in Malaysia CWA generates half of our total retail mutual fund sales – and nearly 70% of our equity and long-term fund sales Distribution channel for newly introduced individual pension plans Distribution owned and managed by The Principal 106 Proprietary Brazil Chile Mexico China Hong Kong India Malaysia/SE Asia Proprietary Share Of Total Country Sales 100%

Example: HSBC in Mexico Exclusively markets our mandatory pension product (AFORE) Distribution agreement through 2016 Currently selling in 400 branches – with a commitment from HSBC to activate 700 additional branches by year end 2012 Increased efficiency – state-of-the-art electronic transfers process Our products sold on platforms of other financial institutions Platforms 107 Brazil Chile Mexico China Hong Kong India Malaysia/SE Asia Platforms’ Share Of Total Country Sales 100%

U.S. Alliance Management Group (AMG) 108 Platform Partners Opportunity to leverage U.S. AMG base Adapt to country and apply local expertise Strengthen & export expertise from U.S.

U.S. Alliance Management Group (AMG) 109 Platform Partners Opportunity to leverage U.S. AMG base Adapt to country and apply local expertise Strengthen & export expertise from U.S. = Current Global Alliance Partners - PI

U.S. Alliance Management Group (AMG) 110 Platform Partners Opportunity to leverage U.S. AMG base Adapt to country and apply local expertise Strengthen & export expertise from U.S. = Current Global Alliance Partners - PI = Other PI platform partners

111 Depth of Relationships Increases Growth Potential Cross-selling opportunities Voluntary pension complementing mandatory system Mutual funds to complement pension Transition from accumulation to payout

Q&A with LUIS VALDÉS & NED BURMEISTER 112

JULIA LAWLER Chief Investment Officer

Investment Philosophy and Strategy Remain the Same Liability-driven investment approach Active asset/liability management and strategy Optimized risk adjusted yields and returns High quality, well-diversified portfolio 114

63% of Principal Life Insurance Company liabilities are GICs and Fixed Deferred Annuities with a weighted average duration of 3-5 years Principal Life Insurance Company commercial mortgages with a weighted average duration of 3-4 years fit well with these liabilities Principal Financial Group invested assets and cash $68.9B as of 6/30/2012 * Other includes U.S. government and agencies, State and political subdivisions, Non-US governments, Residential pass-thru securities, Residential mortgage loans, Equity securities, Equity real estate, Policy loans, and Other investments. Liability Mix Drives Asset Need 115

Commercial Real Estate Positive trends continue: Liquidity improving Property space market fundamentals improving Property values increasing Expertise | Fits our liabilities Commercial Real Estate will continue to be a strong allocation. 116

CMBS Loss Trends are in Line With Expectations Unrealized Losses and Expected Losses (in millions) All numbers shown are pre-tax 117

Continued Improvement in Commercial Mortgage Loan Portfolio December 31, 2010 December 31, 2011 June 30, 2012 Portfolio size* $9.0 billion $8.8 billion $9.2 billion Current loan-to-value (LTV) 66% 60% 57% Current debt service coverage (DSC) 1.8X 2.0X 2.1X Current occupancy 89% 90% 91% Loans with LTV greater than 80% and DSC below 1.0X $317 million (30 loans) $198 million (23 loans) $111 million (12 loans) Number of loans 846 807 813 Average loan size $10.6 million $11.0 million $11.4 million * Excludes credit tenant loans and commercial mortgages held in the Principal Global Investors segment. 118

Minimal Exposure to Select European Countries Italy ($114.9M) Greece ($0.0M) Spain ($27.6M) Ireland ($34.5M) Portugal ($21.6M) * Domestic is defined as the majority of company revenue coming from within the country. NO SOVEREIGN EXPOSURE Total Domestic* Exposure of $198.6M by Country and Industry (carrying amount as of 6/30/2012) Banking 21% Communications 31% Electric 18% Transportation 14% Electric 8% Transportation 3% Transportation 5% 119

Effective Asset and Liability Management Assets and liabilities performed as expected during stressed environment Investment Only reduction demonstrates strong asset liability management Majority of unrealized losses were never realized because we were not forced sellers of assets Continuously maintain strong liquidity 120

This is one possible loss scenario shown for Principal Life Insurance Company and consolidated subsidiaries. Portfolio sizes reflect Principal Financial Group US invested assets, excluding the Principal Global Investors segment. Years 2007-2011 reflect actual losses for Principal Financial Group, excluding Principal Global Investors segment. Losses are after-tax. $185 $127 $119 $299 $271 $170 $88 Total Losses (in $ millions) Investment Loss Projection as estimated on 09/30/11 Size of Portfolio (Amortized Cost) as of 12/31/2011 $90 2012 on track to be better than expected 121

Summary Continue to invest in assets that support our liabilities High quality portfolio diversified across asset classes, credit, industry and geographic location Commercial real estate continues to improve and is an area of expertise 122

Q&A with JULIA LAWLER 123

TERRY LILLIS Chief Financial Officer

Agenda benefits financials Modest impact from sustained low interest rates Multi-year plan to deploy excess capital Higher dividend payout ratio Acquisition vs. share repurchase Recap of key business drivers and earnings growth ROE expansion 125

Faster growth of fee-based businesses Distribution and retention drive net cash flow Generate increasing amounts of deployable capital Build long-term value for shareholders 126 LEADS TO A HIGHER MULTIPLE

CONTINUING EVOLUTION OF OUR BUSINESS MODEL OPERATING EARNINGS Fee Spread Risk 127

As Low Interest Rates Persist, Earnings Grow but at a Slower Rate 128 2012 has 2-3% impact Grows to 4-9% impact in outer years Illustrative example: Assumes 1.65% 10-year U.S. Treasury for two years, grading to long-term assumption by end of 10 years Additional impacts from long-term interest rate assumption GAAP: Approximate one-time $25 million reduction to OE if the assumption is reduced 25 basis points Statutory: Do not foresee any meaningful, immediate impacts

Returning Capital to Shareholders 129 Less capital needed to support organic growth Diligently pursue active acquisition pipeline Larger portion can support shareholder-friendly activities Organic Growth Acquisitions Return to Shareholders

Moving to Higher Dividend Payout Ratio 130 2010 2012E 2017E Measured as percent of GAAP net income Steady Increases Over Time

Financial Impact of Acquisitions vs. Share Repurchase Assumptions: $350M of acquisitions in 2011 (Origin $60M, Finisterre $85M, HSBC AFORE $206M) versus $350M of share repurchase at average price of $28.32/share 131 Acquisitions More Accretive Long Term than Share Repurchase

Annual Common Stock Dividend $215M (27% increase over 2010) Capital Deployment Strategy 132 Strategic Acquisitions: $350M Opportunistic Share Repurchases: $550M 2011 2012 Over $1.1 billion in total Expect $800-900 million On target to deploy remaining $245 - $345M in 2012 Quarterly Common Stock Dividends $170M (18 to 21 cents, 17% increase) Opportunistic Share Repurchases: $300M Strategic Acquisitions: $85M Expect to deploy more than Net Income 2013E

ACCUMULATION Net revenue growth 6-8% Pre-tax RONR 28-32% GUARANTEED Net revenue growth 6-8% Pre-tax RONR 75-80% LIFE Premium & fee growth 4-8% Pre-tax operating margin 16-21% SBD Premium & fee growth 8-10% Pre-tax operating margin 8-12% Key Business Drivers 5 Year Outlook Revenue growth 14-17% Pre-tax margin 30%+ Combined net revenue growth* 15-20% Combined Pre-tax RONR 55-60% 133 RONR = Return on Net Revenue *Combined basis includes all Principal International companies at 100%

Operating Earnings Growth 134 Long-term operating earnings growth: Near-term operating earnings growth rate Factors Impacting Results: Interest rates Foreign exchange Equity market Pressure on fees Operational efficiency

ROE Growth 135 2011 ROE 10.2% Business Growth Deploy more capital than net income 2017E ROE 13-15% Buybacks Acquisitions Low interest rates

Key Takeaways Evolution of Disciplined capital management Long-term financial targets still relevant: 11-13% EPS growth 50-80 bps average annual ROE improvement 136

PANEL Q&A

The Principal is well positioned for long-term growth 138 Distribution matters Advisor-centric model Solutions to solve client needs Operating with financial strength and flexibility Why Invest with The Principal

Thank You!